Janus Aspen Series

Janus Henderson Mid Cap Value Portfolio

Supplement dated October 28, 2026

to Currently Effective Prospectuses

Effective immediately, Jeff Chen will join Justin Tugman as a Co-Portfolio Manager of Janus Henderson Mid Cap Value Portfolio (the “Portfolio”).

Accordingly, the prospectuses for the Portfolio are amended as follows:

1.	Under “Management” in the Portfolio Summary section of the Portfolio’s prospectuses, the following paragraph replaces the corresponding paragraph in its entirety:

Portfolio Management: Jeff Chen, CFA, is Co-Portfolio Manager of the Portfolio, which he has co-managed since October 2026. Justin Tugman, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since March 2015.

2.	Under “Portfolio Management” in the Management of the Portfolios section of the Portfolio’s prospectuses, the following paragraphs replace the corresponding paragraphs in their entirety:

Janus Henderson Mid Cap Value Portfolio

Co-Portfolio Managers Jeff Chen and Justin Tugman are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.

Jeff Chen, CFA, is Co-Portfolio Manager of Janus Henderson Mid Cap Value Portfolio, which he has co-managed since October 2026. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Chen joined the Adviser in 2023. Prior to joining the Adviser, he was an equity analyst at Amundi from 2021 to 2023. Mr. Chen holds a Bachelor of Arts degree from Dartmouth College, triple majoring in Chemistry, Economics, and Russian Area Studies, graduating magna cum laude. He holds the Chartered Financial Analyst designation.

Justin Tugman, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Henderson Mid Cap Value Portfolio, which he has managed or co-managed since March 2015. He is also Portfolio Manager of other Janus Henderson accounts. Mr. Tugman holds a Bachelor of Science degree in Finance from the University of Wyoming and a Master of Business Administration degree from Tulane University. He holds the Chartered Financial Analyst designation.

Please retain this Supplement with your records.

Janus Aspen Series

Janus Henderson Mid Cap Value Portfolio

Supplement dated October 28, 2026

to Currently Effective Statements of Additional Information

Effective immediately, Jeff Chen will join Justin Tugman as a Co-Portfolio Manager of Janus Henderson Mid Cap Value Portfolio (the “Portfolio”).

Accordingly, the Statements of Additional Information (the “SAIs”) for the Portfolio are amended as follows:

1.

Under “Janus Henderson Portfolio Management – Other Accounts Managed” in the Trustees and Officers section of the Portfolio’s SAIs, the following information is added to the table in alphabetical order:

		Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Jeff Chen(6)**	Number of Other Accounts Managed Assets in Other Accounts Managed	None None	None None	None None
(6)

Effective October 28, 2026, Jeff Chen was appointed Co-Portfolio Manager of Janus Henderson Mid Cap Value Portfolio. This information does not reflect other accounts that Mr. Chen was appointed to manage concurrent with his appointment as Co-Portfolio Manager of the Portfolio.

**	As of September 30, 2026.

Please retain this Supplement with your records.